UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT

JUNE 30, 2011

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	6

Expense Example	6

Performance Chart and Analysis	8

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Additional Information	25

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2011

Dear Fellow Shareholder:

Performance during the first 2 quarters of 2011 was disappointing for the Jordan Opportunity Fund. Through the first half of 2011, the S&P 500 Index was  up 6.02% and the Fund was up 0.40%.*  The big surprises of the First Quarter were clearly the massive earthquake in Japan and the multiple violent uprisings across the Middle East.  The equity markets weathered this storm of bad news with some volatility, but only had muted capital losses.

This building global negative news in the first quarter turned equity investors into sellers in the second quarter.  The delayed economic effects of the Japanese earthquake and the enormous rise in gasoline prices became very visible in the global economic deceleration witnessed during the spring.  Adding to this, central banks in the larger emerging economies tightened monetary policy, and the European sovereign debt crisis re-emerged for the second summer in a row, as worries over the European peripheral economies have exploded once again.

The Fund had entered 2011 with a somewhat cautious outlook, feeling that investor expectations had become too optimistic in light of the gains of the previous 18 months.  The “soft patch” in the U.S. economy became painfully evident in the second quarter as a succession of PMI and employment reports indicated a significant sequential slowdown.  The S&P 500 dropped just under 1% during the quarter, thanks to a huge rally in the last week of June.  Our technology and materials stocks experienced painful declines during this period, as investors digested the decelerating economic news by punishing economically sensitive stocks.

One specific area that added to performance for the Fund during the first half of 2011 was Info Tech.  Stocks such Qualcomm (QCOM), and JDS Uniphase (JDSU) were top contributors for the period.  We have maintained substantial holdings in our mobile computing theme and in semiconductor capital equipment stocks.  First quarter earnings for these holdings were generally very strong, but the sell-through of non-Apple tablet computers was disappointing.  This has caused inventories of components to grow more than expected.  When economic data turned soft in the second quarter, investors turned aggressively negative on these volatile stocks.  In response to this, we have trimmed positions to focus solely on the leading beneficiaries of the shift towards smaller, more robust mobile computing platforms (and the associated consumption of much higher levels of data and video).  While the iPad has continued to take market share and still has demand levels exceeding supply, tablets from other vendors have struggled due to a lack of differentiation, high price points, and confusing marketing efforts.  We expect this market to see a step-function improvement in demand this fall season, as new higher-functionality

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2011

tablets (at lower price points) become available.  Also, while smartphone component orders have been reduced recently, we believe much of this has to do with the extreme market share shifts being seen away from Nokia and Research in Motion (Blackberry) towards Apple and Android-based phones.  As additional 4G-capable phones (and marketing campaigns by the cellular network companies) are rolled out this summer, we anticipate they’ll drive an acceleration in device upgrades and therefore revenues for our associated semiconductor equipment and component providers.

Media and advertising-related stocks were also positive drivers for the Fund.  Stocks such as Viacom (VIA.B) and Disney (DIS) were both key contributors during the first half of 2011.  Our media holdings continued to benefit from an improving advertising environment and the proliferation of content across multiple distribution platforms.  The pricing (on a cost per impression, or CPM basis) for upfront ad inventory sold in June for broadcast and cable networks increased 10-12% from last year, which exceeded expectations and should help accelerate revenue growth for our media companies.  Also, we have recently seen additional positive developments in the increasing competition among distributers to access the most popular television and movie content.  Sony Pictures pulled 250 movies from the Netflix streaming service in an effort to increase pricing, Warner Bros. signed a distribution agreement with the largest online video company in China (Yoku.com), and the HBO Go iPad app was introduced as a way to compete with the mobile computing apps offered by cable companies and streaming services.  Pricing is likely going to continue to improve as more companies compete to distribute content worldwide, whether it will be sent to consumers’ living room, desktop computer, tablet, or smartphone.

As the Fund reduced positions in Gold Producers and Airlines over the first half of the year, the additions to the portfolio include oil service and consumer stocks.  We are expecting oil prices to remain range-bound for the near future, given a deceleration in demand, increased production, and government intervention (somewhat offset by an acceleration in the economy).  However, oil prices remaining in a tight range should still be in the sweet spot for oil service, as oil producers will likely still aggressively grow drilling budgets, but without oil prices pushing to significant new highs and creating more demand destruction.  Without extreme boom and bust cycles, producers should sustain high levels of capital spending in response to global demand.  The rig count is near a record high, and service companies should be entering a prolonged period of 20-30% (plus) earnings growth as their pricing and margins materially improve on top of accelerating volume growth.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2011

The combination of an improvement in economic growth, sustained low interest rates, a possible stabilization in the housing market, and significantly lower gasoline prices should allow for higher levels of consumer spending.  We have added positions in a few select growth-oriented retailers, focusing on ones with accelerating same-store sales growth and well-controlled inventory levels.

Going forward into the 2nd half of 2011, prospects for a choppy stock market over the summer remain due to the significant deceleration in the economy during the first half, and getting through the upcoming earnings season, when forward earnings prospects may be adjusted lower.  Additionally, political posturing over the debt ceiling may cause further turmoil. Despite these short term headwinds, we believe that the stock market will witness an advance for the remainder of the year.  We are increasingly bullish because 1) investor sentiment has once again become excessively bearish; 2) corporate profits remain very strong, while valuations have contracted significantly; 3) corporate cash levels are enormous, and are likely to support dividend growth, buybacks and mergers and acquisitions; 4) interest rates in the developed economies appear likely to remain low; and 5) commodity price pressure appears to be abating, which should help both consumers and flows into financial assets.

Certainly, the environment is not without risks.  We are keeping a close eye on the European sovereign debt issue, emerging market inflation, Middle East turmoil, the U.S. budget and debt ceiling debate, and potential currency crises.  However, even with these risks present, we do not believe that the economy is about to re-enter a recession, and our outlook for the remainder of the year is encouraging, with significant potential for appreciation in our favored themes and sectors.

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

Gerald R. Jordan
President & Portfolio Manager

Must be preceded or accompanied by a prospectus.

*Fund performance data quoted represents past performance and is no guarantee of future results.  For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on page 8.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2011

PMI is an indicator of the economic health of the manufacturing sector. The PMI Index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2011 and may not reflect his views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk discussed herein. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks, and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may use derivatives such as options to increase its exposure to certain securities. These techniques will result in greater volatility for the Fund, particularly in periods of market declines.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Earnings growth does not guarantee a corresponding increase in the market value of the holdings or the Fund.

JORDAN OPPORTUNITY FUND
SECTOR ALLOCATION
JUNE 30, 2011 (Unaudited)

Sector Allocation	Percent of Net Assets

Information Technology	22.1%
Consumer Discretionary	17.3%
Energy	13.8%
Industrials	12.8%
Materials	11.1%
Financials	8.3%
Consumer Staples	5.9%
Healthcare	5.0%
Investment Company	2.3%
Options	0.0%#
Other Assets in Excess of Liabilities	1.4%

Total	100.0%

#	Percent less than 0.05%

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

As a shareholder of the Jordan Opportunity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 – June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds

JORDAN OPPORTUNITY FUND
EXPENSE EXAMPLE (Continued)
FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	January 1, 2011 –
	January 1, 2011	June 30, 2011	June 30, 2011*
Actual	$1,000	$1,004	$6.51
Hypothetical (5% return
before expenses)	$1,000	$1,018	$6.56

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.31% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year).

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2011 (Unaudited)

Jordan Opportunity Fund vs. S&P 500® Index

			Annualized
	Six	One	Five	Ten
Returns as of 6/30/11	Months	Year	Year	Year
Jordan Opportunity Fund	0.40%	23.47%	7.01%	5.47%
S&P 500® Index	6.02%	30.69%	2.94%	2.72%

Cumulative Performance Comparison

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Fund, including reinvestment of dividends and distributions, compared with a broad based securities market index, for 10 years ending June 30, 2011.  The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.  One cannot invest directly in an index.

On January 21, 2005, a limited partnership managed by Hellmann, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods prior to January 2005 is that of the limited partnership.  The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio.  The limited partnership was not registered under the Investment Company Act of 1940 Act (“1940 Act”) and was not subject to certain

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Continued)
JUNE 30, 2011 (Unaudited)

investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (800) 441-7013.

The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS – 96.3%

Airlines – 2.6%
97,795	Delta Air
	Lines, Inc. (a)	$896,780
74,140	United Continental
	Holdings, Inc. (a)	1,677,788
		2,574,568
Beverages – 3.9%
30,940	The Coca Cola Co.	2,081,953
25,810	Pepsico, Inc.	1,817,798
		3,899,751
Biotechnology – 2.1%
34,010	Celgene Corp. (a)	2,051,483

Chemicals – 11.1%
12,115	CF Industries
	Holdings, Inc.	1,716,332
86,644	Huntsman Corp.	1,633,239
20,510	Monsanto Co.	1,487,795
49,390	Mosaic Co.	3,345,185
49,550	Potash Corp.,
	Inc. – ADR	2,823,855
		11,006,406
Communications Equipment – 7.5%
107,610	JDS Uniphase
	Corp. (a)	1,792,783
63,580	Oplink
	Communications,
	Inc. (a)	1,184,495
77,650	QUALCOMM, Inc.	4,409,743
		7,387,021
Computers & Peripherals – 6.8%
12,625	Apple, Inc. (a)	4,237,834
60,070	SanDisk Corp. (a)	2,492,905
		6,730,739
Consumer Finance – 2.3%
44,600	Capital One
	Financial Corp.	2,304,482

Energy Equipment & Services – 8.8%
27,500	Baker Hughes, Inc.	1,995,400
49,680	Halliburton Co.	2,533,680
26,770	National Oilwell
	Varco, Inc.	2,093,682
67,150	Patterson UTI
	Energy, Inc.	2,122,612
		8,745,374
Food Products – 1.9%
62,460	Archer Daniels
	Midland Co.	1,883,169

Insurance – 5.9%
69,050	American International
	Group, Inc. (a)	2,024,546
45,640	MetLife, Inc.	2,002,227
84,090	XL Group PLC	1,848,298
		5,875,071
Internet Software & Services – 2.6%
5,181	Google, Inc. (a)	2,623,555

Life Sciences Tools & Services – 3.0%
27,750	Life Technologies
	Corp. (a)	1,444,943
22,950	Thermo Fisher
	Scientific, Inc. (a)	1,477,750
		2,922,693
Machinery – 3.9%
46,770	Deere & Co.	3,856,186

Media – 14.2%
41,400	Discovery
	Communications,
	Inc. (a)	1,695,744
191,080	News Corp.	3,382,116
88,060	Time Warner, Inc.	3,202,742
40,010	Viacom, Inc.	2,040,510
93,940	The Walt Disney Co.	3,667,418
		13,988,530
Oil, Gas & Consumable Fuels – 5.0%
52,710	Alpha Natural
	Resources, Inc. (a)	2,395,142
51,570	CONSOL
	Energy, Inc.	2,500,114
		4,895,256

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
JUNE 30, 2011 (Unaudited)

Shares		Value

Road & Rail – 6.3%
47,610	Norfolk
	Southern Corp.	$3,567,418
25,480	Union Pacific Corp.	2,660,112
		6,227,530
Semiconductors &
Semiconductor Equipment – 5.2%
67,120	ASML Holding
	NV – ADR	2,480,755
64,620	KLA-Tencor Corp.	2,615,818
		5,096,573
Specialty Retail – 3.2%
38,470	Guess?, Inc.	1,618,048
46,400	rue21, Inc. (a)	1,508,000
		3,126,048
TOTAL COMMON STOCKS
(Cost $87,478,691)		95,194,435

INVESTMENT COMPANY – 2.3%
Closed End Fund – 2.3%
113,420	Central Fund of
	Canada Ltd.	2,310,365

TOTAL INVESTMENT
COMPANY
(Cost $2,449,305)		2,310,365

PUT OPTION PURCHASED – 0.0%#
Index Option – 0.0%#
97	S & P 500 Index®:
	July, 2011 Exercise
	Price $1,255.00	21,340

TOTAL PUT OPTION
PURCHASED
(Cost $61,403)		21,340

TOTAL INVESTMENTS
IN SECURITIES – 98.6%
(Cost $89,989,399)		97,526,140
Other Assets in Excess
of Liabilities – 1.4%		1,320,993
TOTAL NET
ASSETS – 100.0%		$98,847,133

(a)	Non-income producing security.
ADR	American Depository Receipt
#	Less than 0.05%

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value (cost $89,989,399) (Note 2)	$97,526,140
Receivables:
Dividends and interest	71,082
Investment securities sold	3,486,588
Fund shares sold	99,512
Prepaid expenses	20,480
Total assets	101,203,802

LIABILITIES
Payables:
Investment securities purchased	1,433,173
Dividend withholdings tax payable	215
Fund shares redeemed	41,998
Due to custodian	736,871
Investment advisory fees	83,343
Administration fees	8,894
Custody fees	2,414
Fund accounting fees	5,412
Transfer agent fees	24,541
Chief Compliance Officer fees	2,400
Other accrued expenses	17,408
Total liabilities	2,356,669

NET ASSETS	$98,847,133

Net asset value, offering price and redemption price per share
($98,847,133/7,894,908 shares outstanding; unlimited
number of shares authorized without par value)	$12.52

COMPONENTS OF NET ASSETS
Paid-in capital	$111,212,737
Accumulated net investment loss	(253,823)
Accumulated net realized loss on investments and options	(19,648,522)
Net unrealized appreciation on investments and options	7,536,741
Net assets	$98,847,133

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends (net of $7,803 foreign withholding tax)	$480,870
Interest	1,412
Total investment income	482,282

EXPENSES (Note 3)
Investment advisory fees	562,228
Transfer agent fees	53,988
Administration fees	44,978
Fund accounting fees	18,887
Registration fees	14,522
Audit fees	9,526
Reports to shareholders	7,545
Custody fees	7,507
Chief Compliance Officer fees	5,567
Miscellaneous expenses	4,888
Legal fees	3,332
Trustee fees	2,463
Insurance expense	674
Total expenses	736,105
Net investment loss	(253,823)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	7,080,344
Change in net unrealized depreciation on investments and options	(6,769,118)
Net realized and unrealized gain on investments and options	311,226
Net increase in net assets resulting from operations	$57,403

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(253,823)	$(406,965)
Net realized gain on investments and options	7,080,344	9,680,456
Change in net unrealized appreciation (depreciation)
on investments and options	(6,769,118)	4,357,493
Net increase in net assets
resulting from operations	57,403	13,630,984

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a) (b)	(9,396,193)	(16,731,801)
Total increase in net assets	(9,338,790)	(3,100,817)
NET ASSETS
Beginning of period/year	108,185,923	111,286,740
End of period/year	$98,847,133	$108,185,923
Accumulated net investment loss	$(253,823)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	June 30, 2011		Year Ended
	(Unaudited)		December 31, 2010
	Shares	Value	Shares	Value
Shares sold	1,292,101	$16,648,546	2,848,396	$31,463,340
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed	(2,069,600)	(26,044,739)	(4,436,926)	(48,195,141)
Net decrease	(777,499)	$(9,396,193)	(1,588,530)	$(16,731,801)

(b)	Net of redemption fees of $7,188 and $6,679, respectively.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period/year

	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Net asset value,
beginning of period/year	$12.47		$10.85	$7.57	$12.11	$10.43	$10.62
INCOME FROM
INVESTMENT
OPERATIONS
Net investment loss	(0.03)		(0.05)	(0.04)	(0.02)	(0.06)	(0.07)
Net realized and unrealized
gain (loss) on investments
and options	0.08		1.67	3.32	(4.53)	2.75	1.10
Total from
investment operations	0.05		1.62	3.28	(4.55)	2.69	1.03
LESS DISTRIBUTIONS
From net realized gain	—		—	—	(0.01)	(1.01)	(1.22)
Return of Capital	—		—	— *	—	—	—
Total Distributions	—		—	— *	(0.01)	(1.01)	(1.22)
Paid-in capital from
redemption fees (Note 2)	—	*	— *	— *	0.02	— *	— *
Net asset value,
end of period/year	$12.52		$12.47	$10.85	$7.57	$12.11	$10.43
Total return	0.40	%^	14.93%	43.39%	(37.44)%	25.79%	9.49%
RATIO/SUPPLEMENTAL
DATA
Net assets, end of
period/year (millions)	$98.8		$108.2	$111.3	$67.4	$35.3	$22.7
Ratio of expenses to
average net assets
Before fees waived and
expenses absorbed	1.31	%+	1.37%	1.42%	1.47%	2.05%	2.09%
After fees waived and
expenses absorbed	1.31	%+	1.37%	1.42%	1.41%	1.54%	2.05%
Ratio of net investment income
(loss) to average net assets
Before fees waived and
expenses absorbed	(0.45	)%+	(0.41)%	(0.44)%	(0.26)%	(0.97)%	(0.70)%
After fees waived and
expenses absorbed	(0.45	)%+	(0.41)%	(0.44)%	(0.20)%	(0.46)%	(0.66)%
Portfolio turnover rate	118	%^	246%	336%	352%	189%	304%

*	Less than $0.01 per share.
+	Annualized.
^	Not annualized.
The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Jordan Opportunity Fund (the “Fund”) is a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on January 21, 2005.  Prior to the Fund’s inception date the Fund was organized as a limited partnership managed by Hellman, Jordan Management Co., Inc. (the “Sub-Advisor”).  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The investment objective of the Fund is to seek capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available, are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2011, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly of indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011:
	Level 1	Level 2	Level 3	Total
Equity
Common Stocks^	$95,194,435	$—	$—	$95,194,435
Investment Company	2,310,365	—	—	2,310,365
Put Option Purchased	21,340	—	—	21,340
Total Investments in Securities	$97,526,140	$—	$—	$97,526,140

^ See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Levels 1 and 2 during the six months ended June 30, 2011 for the Fund.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may make substantial use of options, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities.  The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools.

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of June 30, 2011:

	Asset Derivatives		Liability Derivatives
	as of June 30, 2011		as of June 30, 2011
Hedging	Balance	Fair	Balance	Fair
Instruments	Sheet Location	Value	Sheet Location	Value
Equity Contracts	Investments in
	securities, at Value	$21,340	None	$—
Total		$21,340		$—

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2011:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Net Realized	$(1,263,628)	$(62,344)
and Unrealized
Gain (Loss) on
Investments and
Options

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2010, the Fund had post October losses of $252,057.

At December 31, 2010, the Fund had capital loss carryforwards available for federal income tax purposes as follows:

Year of Expiration	Amount
December 31, 2016	$13,678,865
December 31, 2017	$12,301,771
$25,980,636

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income, if any, are declared and paid quarterly.  Capital gains on securities, if any, are declared and paid at least on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. The Fund may write (sell) call options on securities and indices. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.	New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

K.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 21 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Windowpane Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. The advisor may also retain sub-advisors to render portfolio management services to the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2011 the Fund incurred $562,228 in advisory fees.

Hellman, Jordan Management Co. is the sub-advisor to the Fund.  The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

During the period, the Advisor and Sub-advisor may voluntarily waive their fees to the extent necessary to limit the Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at anytime.  For the six months ended June 30, 2011, no fees were waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant,  transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended June 30, 2011, the Fund incurred $44,978 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended June 30, 2011, the Fund was allocated $5,567 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2011 (Unaudited)

(the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $133,649,680 and $134,549,518, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended June 30, 2011.

The cost of investments for federal income tax purposes at June 30, 2011 was as follows:

Cost of investments (a)	$90,485,572
Gross unrealized appreciation	9,271,045
Gross unrealized depreciation	(2,230,477)
Net unrealized appreciation	$7,040,568

(a)	The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax treatment of wash sales and mark-to-market adjustments of options.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the six months ended June 30, 2011 and the year ended December 31, 2010.

As of the year ended December 31, 2011, the components of the distributable earning/(losses) on a tax basis were as follows:

Net Unrealized appreciation	$13,809,686
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(26,232,693)
Total accumulated loss	$(12,423,007)

JORDAN OPPORTUNITY FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12 months ending June 30, 2011 is available without charge, upon request, by calling (800) 441-7013 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 441-7013.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, supplements,  Annual and Semi-Annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at (800) 441-7013 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

PRIVACY POLICY

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Semi-Annual Report.

FOR MORE INFORMATION

Investment Adviser
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Jordan Opportunity Fund
c/o U.S. Bancorp Fund
  Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-441-7013
www.jordanopportunity.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(800) 441-7013

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
Jordan Opportunity Fund
Symbol – JORDX
CUSIP – 742935182

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     August 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     August 28, 2011

By (Signature and Title)  /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     August 26, 2011

* Print the name and title of each signing officer under his or her signature.